United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 19, 1998

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105

Item 7.  Financial Statements and Exhibits

SBC Communications Inc. (SBC) presents herein unaudited pro forma combined condensed financial statements of SBC and Ameritech Corporation (Ameritech) to reflect the proposed business combination of SBC and Ameritech as of and for the nine months ended September 30, 1998. In addition, the SBC information included in the pro forma combined condensed financial statements reflect the merger of a subsidiary of SBC and Southern New England Telecommunications Corporation
(SNET), which was completed on October 26, 1998. The merger with SNET was accounted for as a "pooling of interests" and, accordingly financial statements for all prior periods have been restated.

(a) Unaudited    Pro  Forma  Combined  Condensed  Financial  Statements Of   SBC
    Communications Inc. And Ameritech Corporation

    The following unaudited pro forma combined condensed financial statements and notes thereto are presented assuming the merger with Ameritech will be accounted for as a "pooling of interests." Under this method of accounting, SBC will restate its consolidated financial statements to include the assets, liabilities, shareowners' equity and results of operations of Ameritech.

    The following unaudited pro forma combined condensed financial statements have been prepared using the exchange ratio of 1.316 per the merger agreement with Ameritech.

    The unaudited pro forma combined condensed statement of income reflects the combination of the historical operating results of SBC and Ameritech for the nine months ended September 30, 1998. The unaudited pro forma combined condensed balance sheet reflects the combination of the historical balance sheets of SBC and Ameritech at September 30, 1998. The unaudited pro forma combined condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would have occurred had the merger with Ameritech been consummated on the dates indicated or that may be obtained in the future. The information set forth in the unaudited pro forma combined condensed financial statements below should be read in conjunction with the historical financial statements and notes thereto and other information included in (a) SBC's 1997 Annual Report to Shareowners, which is incorporated by reference into SBC's Annual Report on Form 10-K for 1997, (b) Ameritech's 1997 Annual Report to Shareowners, which is incorporated by reference into SBC's amended registration statement on Form S-4, dated October 15, 1998 (Registration No. 333-56141), (c) SBC's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (which does not include financial statements that are restated for the merger with SNET), and (d) Ameritech's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

                   SBC Communications Inc and Ameritech Corporation
                 Unaudited Pro Forma Combined Condensed Balance Sheet
                            As of September 30, 1998

                                                      Historical         Pro Forma
                                                   SBC   Ameritech  Adjustments Combined

                                                             (in millions)
                                                                                   >
Assets
Current Assets
Cash and cash equivalents                        $   801 $   381     $          $ 1,182
Accounts receivable - net                          5,279   3,003                  8,282
Other current assets                               1,548   1,883                  3,431
----------------------------------------------------------------------------------------
Total current assets                               7,628   5,267                 12,895
----------------------------------------------------------------------------------------
Property, Plant and Equipment - Net               29,715  14,144                 43,859
----------------------------------------------------------------------------------------
Intangible Assets - Net                            3,122   1,900                  5,022
----------------------------------------------------------------------------------------
Investments in Equity Affiliates                   2,545   4,761                  7,306
----------------------------------------------------------------------------------------
Other Assets                                       2,343   3,771                  6,114
----------------------------------------------------------------------------------------
Total Assets                                     $45,353 $29,843     $          $75,196
----------------------------------------------------------------------------------------

Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year                    $ 1,768 $ 1,229     $          $ 2,997
Other current liabilities                          8,372   5,195                 13,567
----------------------------------------------------------------------------------------
Total current liabilities                         10,140   6,424                 16,564
----------------------------------------------------------------------------------------
Long-Term Debt                                    12,357   7,013                 19,370
----------------------------------------------------------------------------------------
Postemployment benefit obligation                  5,123   3,123                  8,246
----------------------------------------------------------------------------------------
Other noncurrent liabilities                       4,385   2,491                  6,876
----------------------------------------------------------------------------------------

Corporation-obligated mandatorily redeemable
  preferred securities of subsidiary trusts*       1,000    -                     1,000
----------------------------------------------------------------------------------------

Shareowners' Equity
Common shares                                      1,987   1,177       275 (2a)   3,439
Capital in excess of par value                     9,088   5,475    (1,876)(2a)  12,687
Retained earnings                                  3,098   6,043                  9,141
Guaranteed obligations of employee stock
  ownership plans                                   (164)   (114)                  (278)
Deferred compensation - LESOP                        (84)   -                       (84)
Accumulated other comprehensive income              (554)   (188)                  (742)
Treasury shares (at cost)                         (1,023) (1,601)    1,601 (2a)  (1,023)
----------------------------------------------------------------------------------------
Total shareowners' equity                         12,348  10,792      -          23,140
----------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity        $45,353 $29,843     $-         $75,196
----------------------------------------------------------------------------------------

* The trusts contain assets of $1,030 in principal amount of the Subordinated Debentures of Pacific Telesis Group. The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                     SBC Communications Inc and Ameritech Corporation
                Unaudited Pro Forma Combined Condensed Statement of Income
                  For the Nine Months Ended September 30, 1998

                                                    Historical            Pro Forma
                                                  SBC    Ameritech    Adjustments  Combined

                                                   (in millions, except per share data)
Total operating revenues                         $21,397    $12,712        $       $34,109
Total operating expenses                          15,902      9,580                 25,482
-------------------------------------------------------------------------------------------
Operating Income                                   5,495      3,132                  8,627
-------------------------------------------------------------------------------------------
Interest expense                                     760        462                  1,222
Equity in net income of affiliates                   181        296                    477
Other income (expense) - net                         209      1,465                  1,674
-------------------------------------------------------------------------------------------
Income Before Income Taxes and Cumulative Effect
  of Accounting Change                             5,125      4,431                  9,556
-------------------------------------------------------------------------------------------
Income Taxes                                       1,873      1,586                  3,459
-------------------------------------------------------------------------------------------
Income Before Cumulative Effect of Accounting
  Change                                           3,252      2,845                  6,097
-------------------------------------------------------------------------------------------
Cumulative Effect of Accounting Change, net of tax    15                                15
-------------------------------------------------------------------------------------------
Net Income                                        $3,267     $2,845        $        $6,112
-------------------------------------------------------------------------------------------
Earnings Per Common Share:
-------------------------------------------------------------------------------------------
Income Before Cumulative Effect of Accounting
  Change                                           $1.66      $2.58                  $1.79
-------------------------------------------------------------------------------------------
Net Income                                         $1.67      $2.58                  $1.80
-------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares
  Outstanding (000,000)                            1,956      1,101        348 (2b)  3,405
-------------------------------------------------------------------------------------------
Earnings Per Common Share-Assuming Dilution:
-------------------------------------------------------------------------------------------
Income Before Cumulative Effect of Accounting
  Change                                           $1.64      $2.56                  $1.77
-------------------------------------------------------------------------------------------
Net Income                                         $1.65      $2.56                  $1.77
-------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares
  Outstanding-Assuming Dilution (000,000)          1,983      1,110        351 (2b)  3,444
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                     SBC COMMUNICATIONS INC. AND AMERITECH CORPORATION
                      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

Note 1--Basis Of Presentation

The accompanying unaudited pro forma combined condensed financial statements include the historical financial statements of SBC and Ameritech and are intended to reflect the impact of the pending merger of an SBC subsidiary with Ameritech (Ameritech Merger) on SBC's financial statements. On October 26, 1998, SBC and SNET completed the merger of an SBC subsidiary with SNET (SNET Merger), in a transaction in which each share of common stock, par value $1.00 per share, of SNET was converted into and exchanged for 1.7568 shares of SBC Common Stock (equivalent to approximately 120 million shares, or 6% of the outstanding shares of SBC Common Stock at September 30, 1998). SNET became a wholly-owned subsidiary of SBC effective with the SNET Merger, which was accounted for as a "pooling of interests" and a tax-free reorganization. Effective with the SNET Merger, the SBC historical financial statements have been restated to include the accounts of SNET and include the effects of the conforming accounting changes related to pension and postemployment benefits.

The accompanying unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and do not give effect to any cost savings which may result from the integration of SBC's, Ameritech's and SNET's operations. These potential savings, as well as any potential revenue synergies, reflect future opportunities, including the reduction of expected cost increases, and do not necessarily involve reductions from historical cost levels. Certain of these synergies are discussed in SBC's amended registration statement on Form S-4, dated October 15, 1998 (Registration No. 333-56141) in the section "The Merger - Reasons for the Merger; Recommendations of the Board of Directors - SBC." Additionally, the unaudited pro forma combined condensed financial statements do not include any future transaction costs relating to the Ameritech Merger (which are estimated to be approximately $130 million), nor do they consider any reorganization costs or costs associated with the disposition of the overlapping cellular licenses owned by SBC and Ameritech that may be required in several markets as a result of the Ameritech Merger. As the nature of any dispositions relating to the overlapping cellular licenses is unknown, the accompanying unaudited pro forma combined condensed financial statements do not reflect any such disposition which may be made or consideration which may be received. Differences in accounting policies do not have a material effect on either the pro forma combined financial position or pro forma combined results of operations and have not been reflected in the unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed statement of income reflects the Ameritech Merger as if it had been in effect on January 1, 1998.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would have occurred had the Ameritech Merger been consummated on the date indicated or that may be obtained in the future. These unaudited pro forma combined condensed financial statements should be read in conjunction with the related historical financial statements and notes thereto of SBC and Ameritech incorporated by reference in (a) SBC's 1997 Annual Report to Shareowners, which is incorporated by reference into SBC's Annual Report on Form 10-K for 1997, (b) Ameritech's 1997 Annual Report to Shareowners, which is incorporated by reference into SBC's amended registration statement on Form S-4, dated October 15, 1998 (Registration No. 333-56141), (c) SBC's Quarterly Report on Form 10-Q for the quarter ended

September  30, 1998  (this Form  10-Q does  not  include  financial   statements
that are restated for the merger with SNET), and (d) Ameritech's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

It is expected that SBC and Ameritech will form review teams subsequent to the completion of the Ameritech Merger to perform comprehensive reviews of the combined companies' operations and strategic initiatives. Though the results of any such reviews cannot be determined at this time, such reviews may result in significant accounting charges.

Note 2--Pro Forma Adjustments

a. Shareowners' Equity--The shareowners' equity accounts have been adjusted to reflect the assumed issuance of approximately 1,450 million shares of SBC Common Stock in exchange for all of the issued and outstanding Ameritech
   Common Stock (based on the Exchange Ratio of 1.316). The actual number of shares of SBC Common Stock to be issued in connection with the Ameritech Merger will be based upon the number of shares of Ameritech Common Stock issued and outstanding on the effective date of the merger.

b. Earnings per Common Share--Pro forma combined earnings per common share and earnings per common share assuming dilution are based on the combined weighted average shares outstanding after conversion of shares of Ameritech Common Stock into shares of SBC Common Stock, as appropriate.

c. Intercompany Transactions--There are no significant intercompany transactions between or among SBC and Ameritech.

Note 3--Federal Income Tax Consequences Of The Merger

The unaudited pro forma combined condensed financial statements assume that the Ameritech Merger qualifies as a tax-free reorganization for federal income tax purposes.

Note 4--Recent Developments--Sale Of Investment In Telecom Corporation Of New Zealand Limited By Ameritech

During the nine months ended September 30, 1998, Ameritech sold substantially all of its shares in Telecom Corporation of New Zealand Limited for approximately $2.1 billion. Ameritech reflected a gain in its "other income" of approximately $1.5 billion, which resulted in an after-tax gain of approximately $1.0 billion. Additional details of this transaction are summarized in Ameritech's Form 10-Q for the quarter ended September 30, 1998.


(b) Exhibits

    Exhibit 99 Ameritech Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (File No. 1-8612) is incorporated herein by reference.



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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SBC Communications Inc.

                                        /s/ Randall Stephenson
                                        Randall Stephenson
                                        Vice President and Controller



November 19, 1998